2010 Analyst Day November 19, 2010 1

Welcome Valerie C. Haertel 2 Vice President, Investor Relations

Forward-Looking Statement 3 This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Forward-looking statements in this presentation includes, without limitation, the financial and operational information reflected in Medco's guidance for 2010 and 2011 as well as Medco's estimates for the years 2012 and beyond, which estimates do not constitute guidance or projections and should not be relied on as an estimate or forecast of future performance. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. The copyrights for the contents of this discussion and the written materials used in this presentation are owned by Medco Health Solutions, Inc., 2010. This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward- looking statements. Forward-looking statements in this presentation includes, without limitation, the financial and operational information reflected in Medco's guidance for 2010 and 2011 as well as Medco's estimates for the years 2012 and beyond, which estimates do not constitute guidance or projections and should not be relied on as an estimate or forecast of future performance. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. The copyrights for the contents of this discussion and the written materials used in this presentation are owned by Medco Health Solutions, Inc., 2010.

Today's Agenda

8:00a.m.-8:05a.m.	**Welcome** Valerie C. Haertel Vice President, Investor Relations
8:05a.m.-8:50a.m.	**Strategic Overview (45 min)** David B. Snow, Jr. Chairman and Chief Executive Officer
8:50a.m.-9:20a.m.	**Financial Performance (30 min)** Richard J. Rubino Chief Financial Officer
9:20a.m.-10:05a.m.	**Making Medicine Smarter for Our Clients and Patients (45 min)** Kenneth O. Klepper President and Chief Operating Officer
10:05a.m.-10:35a.m.	**Retiree Solutions (30 min)** Mary T. Daschner, RPh Group President, Government PBM
10:35a.m.-11:05a.m.	**Research Drives Safety, Savings, and Earnings (30 min)** Robert S. Epstein, M.D., M.S. President, Advanced Clinical Science and Research
11:05a.m.-12:00p.m.	**Q&A Session / Closing Remarks**

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco
MAKING MEDICINE SMARTER

4

Strategic Overview David B. Snow, Jr. Chairman and CEO

GAAP EPS Growth 6 (1) Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in company filings. (CHART) 2003-2011E CAGR 20.6% - 21.1%

(CHART) A Growing Portfolio of Drivers Fuels Growth 7 Source: Thomson Financial - performance through 11/19/2010 8/19/03 = 100 MHS: +403.2% S&P 500: +38.1% Medco Health Solutions, Inc. Share Price Appreciation since August 19, 2003 Spin-off S&P 500 Total Return since August 19, 2003 2004 2005 2006 2007 2008 2009 2010 MHS 2003-2010E GAAP EPS CAGR of 21.8%-21.9% 8/19/2003 8/20/2003 8/21/2003 8/22/2003 8/25/2003 8/26/2003 8/27/2003 8/28/2003 8/29/2003 9/2/2003 9/3/2003 9/4/2003 9/5/2003 9/8/2003 9/9/2003 9/10/2003 9/11/2003 9/12/2003 9/15/2003 9/16/2003 9/17/2003 9/18/2003 9/19/2003 9/22/2003 9/23/2003 9/24/2003 9/25/2003 9/26/2003 9/29/2003 9/30/2003 10/1/2003 10/2/2003 10/3/2003 10/6/2003 10/7/2003 10/8/2003 10/9/2003 10/10/2003 10/13/2003 10/14/2003 10/15/2003 10/16/2003 10/17/2003 10/20/2003 10/21/2003 10/22/2003 10/23/2003 10/24/2003 10/27/2003 10/28/2003 10/29/2003 10/30/2003 10/31/2003 11/3/2003 11/4/2003 11/5/2003 11/6/2003 11/7/2003 11/10/2003 11/11/2003 11/12/2003 11/13/2003 11/14/2003 11/17/2003 11/18/2003 11/19/2003 11/20/2003 11/21/2003 11/24/2003 11/25/2003 11/26/2003 11/28/2003 12/1/2003 12/2/2003 12/3/2003 12/4/2003 12/5/2003 12/8/2003 12/9/2003 12/10/2003 12/11/2003 12/12/2003 12/15/2003 12/16/2003 12/17/2003 12/18/2003 12/19/2003 12/22/2003 12/23/2003 12/24/2003 12/26/2003 12/29/2003 12/30/2003 12/31/2003 1/2/2004 1/5/2004 1/6/2004 1/7/2004 1/8/2004 MHS 100 105.7417913 107.2116211 109.8504384 114.6725116 112.3689187 109.7730789 109.515214 111.9477394 109.0166753 112.4978511 113.8387485 108.3892041 107.9680248 107.9250473 109.1026302 110.8990889 108.7674059 107.6328004 105.2432525 103.4381984 102.3895479 101.4698298 100.7134262 102.3035929 103.9883101 100.9626955 104.6157813 109.0166753 108.7244284 108.8877428 110.1942582 112.1626268 114.4232422 114.887399 115.5148702 112.9190304 112.0766718 113.3316142 114.5521747 114.7584666 116.1423414 116.8127901 117.9473956 120.0017191 119.4945848 130.5655836 133.2473784 136.101083 139.2470346 139.6252364 140.1237751 139.2040571 140.1237751 140.7168644 140.0464157 143.1923672 143.3986591 143.1493897 143.5275915 144.2324222 150.5243253 151.7878632 145.2810727 146.5016331 146.8368575 145.9944989 148.5129792 149.8108991 150.6962352 151.9941551 152.7505587 152.7075812 154.5899948 157.0225202 154.2547705 153.7132543 154.4696579 151.9082001 152.9138731 158.0711707 158.2860581 149.2693828 144.696579 143.3986591 150.4383703 149.982809 150.0257865 146.0374764 146.5446106 148.2207323 147.7135981 146.1234313 142.513323 139.3329895 138.370294 136.9 142.44 141.50765 S&P 500 100 99.80391482 100.1052668 99.08562386 99.15098559 99.45302556 99.47641818 100.0860023 100.6088961 102.006261 102.463105 102.6364856 101.9808043 103.0114555 102.1658812 100.9522171 101.5315284 101.7530703 101.3746603 102.8243146 102.4933778 103.8542778 103.5288452 102.1817056 102.802986 100.8400702 100.2504386 99.62709416 100.6020159 99.54040387 101.7737108 101.9890605 102.9495339 103.3994977 103.8941828 103.3850494 103.8811105 103.8219409 104.5512402 104.9640511 104.7129244 105.0466132 103.9719289 104.507895 104.6427466 103.0843854 103.4270185 102.9405896 103.1635075 104.7308129 104.8821769 104.7934225 105.1718325 106.0036465 105.4277753 105.303932 105.9375968 105.4745605 104.8718566 104.8175032 106.0573119 106.0442396 105.2550827 104.583577 103.637552 104.4762462 103.599023 103.7675875 105.4511679 105.644501 106.1192335 106.097217 107.2964326 106.9462314 106.7866112 107.2943686 106.4714988 107.2592796 106.3455915 106.251333 107.4842616 107.7780453 107.1698373 107.8826241 108.029172 109.319206 109.2703567 109.6996801 110.0092882 109.811139 109.9962159 111.401149 111.4307338 111.6612199 111.324779 112.7042554 112.8556194 113.1514672 113.7177061 CVS 100 99.54548535 101.2018742 101.364028 101.6239581 101.1040979 103.1501399 105.1637511 105.8786799 105.5863191 103.1501399 102.3059721 101.2991665 99.70763914 97.85618169 96.97958314 97.59673563 98.08368104 98.60354125 99.0580559 100.1950686 101.2667357 101.916319 99.44770903 101.9487497 100.3896531 101.1689594 101.2667357 101.5266658 100.8770826 103.7997231 104.3195833 104.3195833 104.3520141 109.1585428 111.3996534 112.7312507 111.6920143 113.2835416 112.5690969 111.7893066 111.6595835 110.0927423 110.4504487 110.0273967 109.5394832 111.101 109.6043448 114.1591721 116.5667928 116.8920685 114.7448619 114.452017 115.1025683 115.5256203 114.7772927 117.7052577 117.8678955 119.7222572 118.4535853 118.1607404 117.1195678 115.2327754 115.7860344 116.3063787 116.4690165 117.6728269 116.6969999 120.4381541 120.8936368 120.9909291 121.8694638 121.3166888 117.0547063 113.5410515 113.9965343 113.9965343 113.7361201 111.2636379 108.4334492 110.8735007 111.4587064 108.7262941 108.7587248 110.6455173 111.524052 112.4350175 111.2636379 113.4108445 112.8580695 112.8905002 115.3305517 116.2739479 117.5101891 116.3712402 117.0871371 117.3475512 115.8184652 116.8596377 ESRX 100 98.84695912 99.83085402 97.60147509 95.44904883 96.34075044 97.83208327 99.15427012 99.64646742 99.53878365 93.35783493 93.52698091 90.69797075 90.77492342 89.11444462 91.72059184 93.91149443 93.45027808 92.89661858 93.20417943 92.40467113 93.54247138 92.78918465 90.2367544 92.37394003 92.77519326 91.5899222 90.7596828 93.52698091 93.95746616 95.69489764 95.58746371 93.2196699 91.28236135 91.11321537 92.20479405 92.02040745 91.37455465 89.48346767 89.88322182 89.32956232 89.23736902 85.91641141 87.53066864 88.60700669 87.13091449 88.40712962 90.2060233 87.83822949 89.52943939 90.71346122 83.6100798 84.4403192 85.31678018 86.05482628 86.40835886 86.77738191 86.77738191 86.03933581 86.13152911 89.43724609 93.32710383 96.80196679 97.90903594 96.55586814 96.67904239 95.29514349 94.95685154 98.70854425 96.46367484 98.35476182 99.47732145 101.8296248 101.0608476 98.61635094 98.5239078 97.66293729 97.09403717 96.18709494 94.48039456 96.58684909 98.37025229 96.89416009 95.01856358 95.27990286 98.09342255 98.32403072 100.5843906 100.7225556 100.7380461 100.876461 102.3215722 103.0133968 102.1371856 100.9686543 99.44659035 98.33952119 98.98537399 99.67719852 S&P HC 100 99.70481504 99.19568867 97.84433732 98.37242052 98.63781617 98.40491794 98.5565726 99.04674213 100.5849537 100.2437307 100.2031089 99.95396198 101.9796349 102.004008 102.391269 102.7487407 102.981639 102.6945783 103.3607756 103.1468342 103.6234631 102.4941775 101.3973894 101.9417213 100.2626875 99.40692195 98.93841738 99.75356118 99.43400314 101.1996967 101.6654931 101.0263771 100.8097276 100.7041109 100.159779 100.3249743 100.092076 100.3168499 100.796187 100.1435303 100.7203596 99.81043167 100.2599794 101.2565672 98.20722526 99.4421275 99.65336078 99.46108433 100.4685046 99.91334019 99.09007204 100.1706115 99.87001029 98.77593024 99.11173699 99.43671126 98.48345339 97.75767752 98.17472783 99.75897741 102.3479391 103.5368033 103.1739154 102.8381086 103.7399123 102.2558631 101.0994963 102.7920706 102.1935763 102.1908682 101.8415209 103.6613768 103.688458 103.8536533 104.0215566 103.3661918 104.2030006 103.7534529 103.2714077 104.5144343 104.6119266 104.303201 104.8339923 105.0695987 105.8793262 105.806207 105.6383036 105.8874506 106.1122244 106.215133 107.4364946 107.5502356 107.8291719 108.311217 108.8501327 108.9232519 109.7763094 109.2996804 MHS: +401.5% S&P 500: +40.7% 8/19/03 = 100

The Medco Growth Strategy 8 Mail-Order Rebates 2003 Growth Drivers

The Medco Growth Strategy 9 Operational Excellence Mail-Order Rebates 2004 Growth Drivers

The Medco Growth Strategy 10 Operational Excellence Mail-Order Rebates Accredo(r) (Specialty) Net-New Business 2005 Growth Drivers

The Medco Growth Strategy 11 Operational Excellence Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Therapeutic Resource Centers (TRCs) 2006 Growth Drivers

The Medco Growth Strategy 12 e-Prescribing Operational Excellence Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) International Pharmaco- genomics Therapeutic Resource Centers (TRCs) 2008 Growth Drivers

The Medco Growth Strategy 13 e-Prescribing Operational Excellence Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) International Medco Health Store(r)/OTC Pharmaco- genomics Therapeutic Resource Centers (TRCs) 2009 Growth Drivers

The Medco Growth Strategy 14 e-Prescribing Agile Enterprise Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) International Medco Health Store(r)/OTC Pharmaco- genomics Therapeutic Resource Centers (TRCs) 2010 Growth Drivers UBC(r) (REMS/Safety/ CER)1 DNA Direct(r) (Personalized Medicine) 1. UBC - United BioSource Corp. REMS - Risk Evaluation and Mitigation Strategies CER - Comparative Effectiveness Research

The Medco Growth Strategy


Healthcare Reform Opportunities
CER Requirements
Biosimilars
32 Million Newly Insured
Therapeutic Resource Centers (TRCs)
Medco Health Store®/OTC
Medco Research Institute™
Pharmaco-genomics
Mail-Order
Generics
UBC® (REMS/Safety/CER)[1]
DNA Direct® (Personalized Medicine)
Agile Enterprise
Accredo® (Specialty)
International
Liberty® (Diabetes)
Net-New Business
Medicare
e-Prescribing

1. UBC – United BioSource Corp.
REMS – Risk Evaluation and Mitigation Strategies
CER – Comparative Effectiveness Research

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 15

e-Prescribing Agile Enterprise Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) Medco Health Store(r)/OTC UBC(r) (REMS/Safety/ CER)1 Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Therapeutic Resource Centers (TRCs) The Medco Strategy Drives Real Growth 16 International 1. UBC - United BioSource Corp. REMS - Risk Evaluation and Mitigation Strategies CER - Comparative Effectiveness Research

The Medco Strategy Drives Real Growth 1 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Medco Health Store(r)/ OTC Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics 2003 - 2010E: 21.8%-21.9% GAAP EPS CAGR

The Medco Growth Strategy 18 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC

The Medco Growth Strategy 19 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. The Next Decade of Growth History of Growth

The Medco Growth Strategy 20 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Continued Strong GAAP EPS Growth

A Strong Generic Pipeline Will Continue to Contribute Throughout the Decade for Medco

$116.5 Billion in US Brand Drug Spend Off-Patent from 2009–2020

$17.8 Billion in Brand Drugs Off-Patent from 2016–2020


$13.8
Prevacid®
Topamax®
Valtrex®
Adderall XR®
$12.6
Effexor XR®
Flomax®
Aricept®
Cozaar®
Hyzaar®
Lovenox®
$13.5
Lipitor®
Zyprexa®
Levaquin®
$28.3
Plavix®
Seroquel®
Singulair®
Actos®
Lexapro®
Diovan®
Diovan HCT®
Tricor®
Lidoderm®
Viagra®
$6.9
Cymbalta®
Aciphex®
$13.8
Nexium®
Celebrex®
Proair HFA®
$9.8
Abilify®
$5.0
Crestor®
$3.6
Vytorin®
Zetia®
$4.6
Spiriva®
Nasonex®
Truvada®
$3.3
Lyrica®
$1.3
Detrol LA®
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: U.S. Drug spend estimates for drugs going off-patent are based on IMS Health data for 2008 and 2009. Does not include future inflation.

©2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER

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(CHART) (CHART) A Strong Generic Pipeline Will Continue to Contribute Throughout the Decade -- for Medco 22 Source: U.S. Drug spend estimates for drugs going off-patent are based on IMS Health data for 2008 and 2009. Does not include future inflation. (1) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. U.S. Drug Spend ($ in Billions) Incremental EPS contribution to Medco Incremental EPS Contribution from New Generics $0.13 $0.25 $0.09 Long-Term Range of Expected Incremental EPS Contribution to Medco(1)

A Strong Generic Pipeline Will Continue to Contribute Throughout the Decade -- for Medco 23 Note: EPS contribution based on Medco-specific book-of-business mail-order penetration, formulary status, and utilization of the products going off-patent each year. (1) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Incremental EPS contribution to Medco Long-Term Range of Expected Incremental EPS Contribution to Medco(1) 2011 Incremental EPS Contribution of $0.09 from New Generics Expected to Be the Lowest of the Entire Decade (CHART) $0.13 $0.25 $0.09 (CHART)

(CHART) Mail-Order Volume 24 (1) Unadjusted 2011E mail-order volume guidance - excluding the reduction of approximately 3 million scripts from the transfer of ~2 million Europa Apotheek Venlo scripts to new Medco Celesio JV, and expected conversion of ~1 million fexofenadine (generic form of Allegra) volume to OTC status some time early in 2011. Total Mail-Order Prescription Volumes (in Millions) 78 88 87 89 95 106 103 ~109 110-112(1)

(CHART) Mail-Order Volume 25 (1) Unadjusted 2011E mail-order volume guidance - excluding the reduction of approximately 3 million scripts from the transfer of ~2 million Europa Apotheek Venlo scripts to new Medco Celesio JV, and expected conversion of ~1 million fexofenadine (generic form of Allegra) volume to OTC status some time early in 2011. Total Mail-Order Prescription Volumes (in Millions) 78 88 87 89 95 106 103 ~109 Mail-Order Generic Prescription Volumes Mail-Order Brand Prescription Volumes 110-112(1)

Strong Long-Term Generic Dispensing Rate Trends to Deliver Significant Value 26 (1) Does not include growth in specialty or new brand introductions beyond 2011. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Mail-Order Generic Dispensing Rate (GDR) Long-Term Range Estimates(1) (CHART) 80%-85%(1)

Specialty Pharmacy is an Important Growth Engine 27 ($ in Billions) Accredo Net Revenue $5.4 $9.5 $8.0 $6.0 >$11.0 ~$13.0 CAGR ~19%

(CHART) Specialty Pharmacy is an Important Growth Engine 28 (1) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Accredo Net Revenue Long-Term Estimates(1) ($ in Billions) 2006 - 2020E CAGR ~15% $5.4 $8.0 $6.0 $9.5 >$11.0 ~$13.0 (CHART) >$20 ~$40

Over 600 New Drugs in the Specialty Pipeline 29 29 286 41 41 19 19 16 15 14 14 11 135 Phase II Total 335 Phase III Total 276 Total 611 Source: Accredo Pipeline Database Phase II and Phase III. As of September 29, 2010. (1) Phase II total of 335 products only includes those drugs with published positive study results. There are over 800 new drug entities in the Phase II pipeline which may have potential for specialty services and/or distribution. ~40% of Phase III Products are Historically Approved for Market ~30% of Phase II Products are Historically Approved for Market ~67% of Phase II and Phase III Products in the Pipeline have a Biomarker for a Genetic Test + = (1) ~30% of drugs in the Specialty pipeline are infusible

(CHART) Specialty Becoming an Increasing Percentage of Total Revenue 30 Specialty Revenue as % of Total Medco Revenue (1) Accredo was acquired on August 18, 2005. If Medco had owned Accredo for the full fiscal year ended 12/31/2005, it is estimated that specialty revenue would represent ~12% of total Medco net revenues.

Specialty Becoming an Increasing Percentage of Total Revenue

Specialty Revenue as % of Total Medco Revenue



~40.0%
~30.0%
~17.0%
~12.0%(1)
12.8%
13.6%
15.6%
15.9%
2005
2006
2007
2008
2009
2010E
2015E
2020E
Long-Term Estimates(2)

(1) Accredo was acquired on August 18, 2005. If Medco had owned Accredo for the full fiscal year ended 12/31/2005, it is estimated that specialty revenue would represent ~12% of total Medco net revenues.

(2) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER

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Specialty Pharmacy is a Rapidly Growing Component of Drug Spend 32 Source: EP Vantage and Evaluate Pharma, Manufacturer Reporting. (1) Brand represents small molecule brand products. Biologic represents large molecule biotech (specialty) products. Product Name Product Name 2009 Worldwide Sales ($ Billions) Type (1) Disease Category 1 Lipitor $12.5 Chemical Cholesterol 2 Plavix $9.8 Chemical Arterial Thrombosis 3 Advair/Seretide $8.0 Chemical Asthma 4 Enbrel $6.6 Biologic Arthritis 5 Diovan $6.0 Chemical Hypertension 6 Remicade $5.9 Biologic Arthritis 7 Avastin $5.7 Biologic Oncology 8 Rituxan $5.6 Biologic Oncology 9 Humira $5.6 Biologic Arthritis 10 Seroquel $4.9 Chemical Cholesterol Top 10 Worldwide Drug Sales - 2009 5 of Top 10

By 2016 - 8 of the Top 10 Drugs Worldwide are Expected to be Specialty Drugs 33 Top 10 Worldwide Drug Sales - 2016E Product Name Product Name 2016E Worldwide Sales ($ Billions) Type (1) Disease Category 1 Humira $10.1 Biologic Arthritis 2 Avastin $8.9 Biologic Oncology 3 Enbrel $7.3 Biologic Arthritis 4 Rituxan $6.8 Biologic Oncology 5 Crestor $6.3 Chemical Cholesterol 6 Herceptin $6.2 Biologic Oncology 7 Remicade $5.7 Biologic Arthritis 8 Lantus $5.3 Biologic Diabetes 9 Advair/Seretide $5.2 Chemical Asthma 10 Prolia $5.2 Biologic Osteoporosis 8 of Top 10 Source: EP Vantage and Evaluate Pharma, Manufacturer Reporting. (1) Brand represents small molecule brand products. Biologic represents large molecule biotech (specialty) products.

US Biosimilars Opportunity Expected as Early as 2013

46 Biotech Products with Patent Expirations Through 2020
$42.3 Billion Biosimilar Opportunity



($ in billions)
Overall U.S. Market Opportunity
$4.1
$3.3
$9.6
$3.1
$6.9
$3.4
$6.4
$5.5

2013*	2014	2015	2016	2017	2018	2019	2020
Betaseron®	Enbrel®	Neupogen®	Remicade®	Lantus®	Rituxan®	Humira®	Myozyme®
Humulin®	Leukine®	Epogen®		Neulasta®	Campath®	Avastin®	Pegasys®
Novolin®		Procrit®		Follistim®		Tysabri®	Xolair®
Pulmozyme®		Avonex®		Gonal-f®		Kogenate®	Apidra®
Intron A®		Humalog®		Synagis®		Somavert®	Advate®
Infergen®		Novolog®		Fabrazyme®			Erbitux®
Adagen®		Rebif®		Miacilin Nasal®			Herceptin®
6 HGH products		Cerezyme®		Kineret®			

Source: U.S. Drug spend estimates are based on IMS Health data for 2009 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biosimilars based on expected patent expiration dates current as of November 2010 plus two years. Changes may occur due to litigation, patent challenges, or other factors.

*Includes all drugs with patent expirations through 2011

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER™ 34

Drug Manufacturers Involved in the Development of Biosimilars

Brand Manufacturers		Generic Manufacturers
AstraZeneca	Intas/Apotex	Apotex
Biocon	LG Life Sciences	Dr. Reddy's
Biogen	Merck – BioVentures	Momenta/Sandoz
Biopartners	Novartis	Mylan
Bioton	Pfizer	Ranbaxy
CinnaGen	Radiopharm	Sandoz
Daiichi	Samsung Group	Teva
Eli Lilly	Sanofi-Aventis	
Emcure	Shantha Biotech	
GTC Biotherapeutics	Strada	
Hospira	Wockhardt	

> 40 Compounds in Development Represent Potential Biosimilars of ~25 Different Reference Products[(1)]

(1) Sources: Biosimilars and Follow-on Biologics: Global Market Outlook 2010-2025. Visiongain. May 2010.
MedTRACK database – Life Science Analytics, Inc., 2010.
Datamonior; Biosimilar Monitoring and Analysis Services, 2010.
Datamonitor; Biosimilar Series: Forecast Analysis – June 2009.
Medco Estimates.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 35

Two Pathways to Biosimilars

	Current FDA Pathway 505(b)(2)	New FDA Biosimilar Pathway
Reference drug approved as	NDA (via FD&C Act)[1]	BLA (via PHS Act)[2]
Reference drug market exclusivity	5 years for NCEs[3] 3 years for essential clinical studies	12 years
Exclusivity granted for this approval	5 years for NCEs (rare) 3 years for essential clinical studies (common)	1 year for first interchange of a reference drug
Clinical studies required	Usually, but depends upon change from listed drug	Yes; FDA has discretion to waive
Same "active ingredient" as reference	Can be different from reference drug but additional studies typically required	"Active ingredients" must be "highly similar" as determined by FDA with no meaningful difference in safety, purity, and potency
Same route of administration, dosage form, strength and indication reference	Can be different from reference but additional studies typically required	Yes, must be the same
User fees required (PDUFA reauthorization required for program to continue)	PDUFA[4] fees apply (1/2 fee for no clinical studies)	PDUFA fees currently apply*; FDA developing recommendations for user fee program (legislation needed)
Patent certifications required with submission	Yes	Yes
Substitutable without prescriber notification	Possible, but unlikely and may depend on state substitution laws	Yes, if granted "interchangeable" designation; may depend on State substitution laws
REMS[5] requirement	Yes	Yes

*All biologics approved under section 505 of the Federal Food, Drug, & Cosmetic Act (FD&C Act) will reclassify as BLAs on March 23, 2020

1) NDA – New Drug Application; FD&C Act – Food, Drug and Cosmetic Act ; 2) BLA – Biologic License Application; PHS Act – Public Health Service Act ; 3) NCE – New Chemical Entity; 4) PDUFA – Prescription Drug User Fee Act 5) REMS – Risk Evaluation and Mitigation Strategies

©2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER

36

The Need for Smarter Medicine 37 Source: DeVol, Ross, and Armen Bedroussian, An Unhealthy America: The Economic Burden of Chronic Disease, Milken Institute, October 2007. 2003 Cases* 2003 Expected Growth Rates 2003-2023 Pulmonary Conditions 49.2 31% Hypertension 36.8 39% Mental Disorders 30.3 54% Heart Disease 19.1 41% Diabetes 13.7 53% Cancers 10.6 62% Stroke 2.4 29% * Number of treated cases based on patient self-reported data from 2003 MEPS. Excludes untreated and undiagnosed cases. Reported Cases in the U.S. (in Millions) $1.3 Trillion

Economic Burden of Chronic and Complex Disease 38 Source: DeVol, Ross, and Armen Bedroussian, An Unhealthy America: The Economic Burden of Chronic Disease, Milken Institute, October 2007. (1) Medco Estimate The Need for Smarter Medicine is Real Annual Waste Due to the Poor Management of Chronic and Complex Disease in the US >$350B (1) 2013 $2.5 Trillion $1.3 Trillion (2003)

$4.2 Trillion Economic Burden of Chronic and Complex Disease 39 Source: DeVol, Ross, and Armen Bedroussian, An Unhealthy America: The Economic Burden of Chronic Disease, Milken Institute, October 2007. (1) Medco Estimate The Need for Smarter Medicine is Growing Annual Waste Due to the Poor Management of Chronic and Complex Disease in the US Approaching $1 Trillion (1) 2023 $1.3 Trillion (2003) $2.5 Trillion (2013)

Medco's Clinical Innovations are Making Medicine Smarter(tm) 40 Driving Improved Outcomes and Lower Total Healthcare Costs Therapeutic Resource Centers (TRCs) Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Medco Specialist Pharmacist Model Driving Increased Adherence and Compliance Complete Integrated Personalized Medicine Program Safety, CER, Health Outcomes, Economic Evaluations; Advancing the Body of Evidence- Based Protocols Medco Research Institute(tm) UBC(r) (REMS/Safety/ CER)(1) Medco is Dedicated to the Safety, Health and Well-Being of All the Patients We Serve (1) UBC - United BioSource Corp.; REMS - Risk Evaluation and Mitigation Strategies; CER - Comparative Effectiveness Research

Medco is Exporting Smarter Medicine 41 World Health Organization (WHO) National Health Accounts (NHA) Country health expenditure database (approximate). The European Health Report, 2009. World Health Organization (WHO) EU27, Norway and Switzerland ~$1.7 Trillion(1) in Healthcare Spend Healthcare Spend in Europe is Rising Faster than Income, Driven Primarily by Chronic Diseases 77% of Healthcare Burden in Europe is Due to Chronic Disease(2)

Medco is Exporting Smarter Medicine 42 Medco

Medco is Exporting Smarter Medicine 43 Medco Celesio BV Medco

Medco is Exporting Smarter Medicine 44 Medco Celesio BV Medco UBC

Medco Drives Safety and Economic Effectiveness – in the U.S. and Abroad



UBC
United BioSource Corporation
USA, Canada, Switzerland, UK, Germany, Japan, Czech Republic
Goring-on-Thames, UK
Horsham, UK
London, UK (2)
Lörrach, Germany
Dorval, Quebec
Prague, Czech Republic
Geneva, Switzerland
17 Locations Across USA
Tokyo, Japan
World-Wide Post-Approval Research: ~$16 B Market (1)
~15% Industry Growth Rate(1)
~20% UBC Historical Growth Rate(1)
~40% Industry Average Gross Margin(1)
2010E Revenues of ~$280 Million (30% international)

(1) UBC/Medco analysis

©2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 45

Medco Health Store®
Extending the Safety Paradigm

Medco Health Store® has Accumulated 1.5MM Registered Users in its First 6 Quarters

Cumulative Registrants
(In Millions)



1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Q2 '09*
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Medco Health Store® Visitor-to-Order Conversion Rates are Almost 4x Retail Norm

Strong Visit-to-Order Rates Highlight Consumer Value



3-4% (1)
12.0% (2)
Avg Online Retail
Medco Health Store

Safety Results (3)

- ~40% of orders contain items that could interact with an Rx, OTC or supplement
- 80% of customers agree to provide HIPAA authorization to check their purchases against their Rx profile

* Site launched 05/29/09
(1) Source: Coremetrics Benchmarks 2009
(2) Source: Medco Health Store, Program to Date
(3) Advanced Drug Utilization Review functionality implemented in 2Q 2010

©2010 Medco Health Solutions, Inc. All rights reserved.

46

e-Prescription Industry Adoption Continues to Grow

Total Industry e-Prescriptions and Medco New Mail-Order e-Prescriptions


Total Industry e-Prescriptions (1)
Medco New Mail-Order e-Prescriptions
▪ Medco 2010E new mail-order e-Prescriptions represents growth of ~130% over 2009
▪ Represents ~10% of total new mail-order prescriptions
Total Industry e-Prescriptions in Millions
Medco New Mail-Order e-Prescriptions in Millions
400
350
300
250
200
150
100
50
0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2006
2007
2008
2009
2010E

Opportunity

~$2 Administrative Cost Savings per *new Mail-Order* e-Prescription (2)

$7 million Savings in 2010

Additional Value From:

Formulary Compliance

Generic Dispensing

Channel Optimization

(1) Source – Surescripts; Reflects new and renewal (no refills) for all ePrescribing pharmacies.

(2) Source – Medco Estimates

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER

47

e-Prescribing Net-New Business Medicare Medco Research Institute(tm) Medco Health Store(r)/OTC Pharmaco- genomics Therapeutic Resource Centers (TRCs) The Medco Strategic Goal 48 Agile Enterprise Mail-Order Generics Accredo(r) (Specialty) Liberty(r) (Diabetes Supplies) UBC(r) (REMS/Safety/ CER)1 DNA Direct(r) (Personalized Medicine) International

(CHART) The Medco Strategic Goal 49 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. 2003 - 2020E: 16%-20% GAAP EPS CAGR Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC

Financial Performance Richard J. Rubino 50 Chief Financial Officer

e-Prescribing Agile Enterprise Mail-Order $ Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) International Medco Health Store(r)/OTC UBC(r) (REMS/Safety/ CER)(1) Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Therapeutic Resource Centers (TRCs) The Medco Growth Strategy 51 (1) UBC - United BioSource Corp. REMS - Risk Evaluation and Mitigation Strategies CER - Comparative Effectiveness Research

$ The Medco Growth Strategy 52 EPS Growth Gross Margin EBITDA per Adjusted Rx Service Margin ROIC

Medco 10-Year Strategic Financial Plan 53 Detailed 10-year strategic financial plan Developed and refined over past year - "bottom-up" approach Full management participation End-to-end leadership accountability A powerful long-term management tool

Dave Snow Covered The Medco Strategy for the Next Decade... 54 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

2010 2011 2012 2010 2011 2012 .... I Will Focus on the Near-Term View 55

Cash EPS(1) Strong Cash EPS Growth "Cash EPS" represents diluted EPS, which excludes only intangible amortization from the 2003 spin-off. This has been Medco's historical non-GAAP EPS measure. See Medco's third-quarter 2010 earnings release dated November 2, 2010. Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in appendix and in company filings. 56 (CHART) 2003-2011E Cash EPS CAGR 19.9% - 20.4%

Pure Cash EPS Growth Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in appendix and in company filings. "Pure Cash EPS" represents diluted EPS, which excludes all intangible amortization. This will be Medco's non-GAAP EPS measure used beginning in Q1 2011. See Medco's third-quarter 2010 earnings release dated November 2, 2010 for a description of this change. 57 (CHART) In 1Q 2011, changing to Pure Cash EPS that excludes ALL intangible amortization expense Easier to understand measure and conforms to our industry peers 2003-2011E Pure Cash EPS CAGR 20.6% - 21.1% Pure Cash EPS(2)

(CHART) Success in Marketplace Leads to Solid Top Line Growth 58 Net Revenues in $ Billions $37.9 $42.5 $44.5 $51.3 $59.8 >$65 $35.4 $34.3 Reported Net Revenues 2003-2010E Reported Net Revenues CAGR >9.6% Reported Current Year Net Revenues

2003-2010E Adjusted Net Revenues CAGR >12.6% (CHART) Success in Marketplace Leads to Solid Top Line Growth 59 Net Revenues in $ Billions $37.9 $42.5 $44.5 $51.3 $59.8 >$65 $35.4 $34.3 $41.9 $48.3 $52.8 $62.2 $73.2 >$81 $37.5 $35.4 Net Revenues Adjusted for Generic Offset Reported Current Year Net Revenues Cumulative Total Generics Revenue Offset (Commencing in 2003)

The Power of Generics: Significant Client and Patient Savings

Cumulative Client and Patient Savings from Generics



Cumulative Total Generics Revenue Offset (Commencing in 2003)
Estimate Range(1)
$10.9B
$13.4B
~$16B
~$25B
2008
2009
2010E
2011E
2012E

(1) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 60

New Generics:
Annual Incremental EPS Contribution



Weighted Avg. Medco Mail-Order Penetration Rate of Drugs
~30%
~45%
~55%
~45%
Topamax (3/09)
Cellcept (5/09)
Prevacid (11/09)
Flomax (3/10)
Cozaar (4/10)
Hyzaar (4/10)
Effexor XR (7/10)
Aricept (11/10)
Xalatan (3/11)
Femara (4/11)
Lipitor (11/11)
Lexapro (3/12)
Plavix (5/12)
Singulair (8/12)
Actos (8/12)
Diovan (9/12)
Incremental EPS Contribution
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.13
$0.25
$0.09
2009
2010E
2011E
2012E

© 2010 Medco Health Solutions, Inc. All rights reserved.

61

(CHART) (CHART) (1) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Long-Term Expectations for Annual Incremental New Generic EPS Contribution 62 Incremental EPS Contribution $0.13 $0.25 $0.09 Long-Term Range of Expected Incremental EPS Contribution to Medco(1) Topamax (3/09) Cellcept (5/09) Prevacid (11/09) Flomax (3/10) Cozaar (4/10) Hyzaar (4/10) Effexor XR (7/10) Aricept (11/10) Xalatan (3/11) Femara (4/11) Lipitor (11/11) ~30% ~45% ~55% Lexapro (3/12) Plavix (5/12) Singulair (8/12) Actos (8/12) Diovan (9/12) ~45% Xyzal (3/13) Niaspan ER (9/13) Lovaza (9/13) Cymbalta (12/13) Asacol (2/14) Evista (3/14) Nexium (5/14) Celebrex (5/14) Actonel (6/14) Namenda (4/15) Avodart (5/15) Aggrenox (7/15) Abilify (10/15) ~45% ~40% ~45% ~50% ~60% Actoplus Met (6/16) Crestor (7/16) ~35% ~45% ~40% Byetta (7/17) Zetia (10/17) Vytorin (10/17) Cialis (5/18) Spiriva (7/18) Lyrica (7/19) Boniva (10/19) Detrol LA (5/20) Weighted Avg. Medco Mail-Order Penetration Rate of Drugs

2010 Generics Growth: Components of Mail-Order Generic Dispensing Rates 63 (CHART) Prevacid Rx Topamax Flomax Cozaar Hyzaar Effexor XR FY 2009 Average Contribution from Pre-2009 Generics YTD Sep. 2010 Contribution from 2009 Generics Contribution from 2010 New Generic Intro Zocor (2006) Norvasc (2007) Breakdown of Contribution to 2010 Mail GDR Increase: Carry-Over from Generics in Previous Years = ~1/3 2010 New Generics = ~2/3

2011 Generic Introductions by Quarter 64 (CHART) Xalatan (3/22/11) Femara (4/1/11) Lotrel (4/1/11) Nasacort AQ (6/15/11) Uroxatral (7/18/11) Lipitor (11/30/11) $0.06 Incremental Full-Year 2011 EPS Contribution of $0.09 $0.02 $0.01 $0.00 Brand Drugs Coming Off Patent 2Q11E 3Q11E 4Q11E $0.09

(CHART) Valuable Generics Coming to Market Beginning in Late 2011 and Throughout 2012 65 $0.06 Plavix $4.6 B 5/17/12 ~50% Actos $2.8 B 8/17/12 ~50% Singulair $3.5 B 8/3/12 ~45% Lexapro $2.6 B 3/1/12 ~35% Diovan $2.8 B 9/21/12 ~50% Incremental EPS Contribution (1) December 2011 is a 5-week month (2) Based on 2009 IMS U.S. sales 2012 Drugs Forecasted Off-Patent Date Medco Mail-Order Penetration Rate U.S. Spend(2) (CHART) Lipitor = $0.03 in December 2011(1) Total U.S. spend = $6.1B(2) Off Patent: 11/30/11 >60% Mail-Order Penetration in Medco B.O.B. (CHART)

Mail-Order Prescription Volume Roll Forward 66 (In Millions) (1) "EAV" = Europa Apotheek Venlo (2) Fexofenadine is the generic form of Allegra (CHART) (1) (2)

(1) Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in appendix and in company filings. (2) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Stability and Growth in EBITDA per Adjusted Rx Even With Robust Retail Volume Growth 67 (CHART) Rx Volume in Millions (EBITDA per Adj. Rx) Estimate Range(2)

Gross Margin Stability and Growth (CHART) Gross Margin in $Billions 68 (Gross Margin % of Net Revenue) Estimate Range(1) (1) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Tube for 2012E gross margin % ends on y-axis from 6.8%-7.2%

(CHART) Service Revenue Growth Accelerates Service Revenue (in $MM) 69 Service Revenue Includes: Administrative fees Clinical service fees UBC 2003-2010E Service Revenue CAGR ~16.1%

2003-2011E Service Revenue CAGR ~17.8% (CHART) Service Revenue Growth Accelerates Service Revenue (in $MM) 70 Service Revenue Includes: Administrative fees Clinical service fees UBC + 30%

SG&A Expense Management 71 $1,456 $1,425 ($ in Millions) $1,530-$1,570 $1,700-$1,800 Virtually All Expected 2011 SG&A Growth is from UBC (CHART) LIVE CHART DATE - Please Keep 2008 2009 2010E 2011E Medco Excluding UBC UBC $0 $400 $800 $1,200 $1,600 $2,000 SG&A Expense

(CHART) SG&A Expense Management 72 Stable SG&A with Strong Top Line Growth Medco Excluding UBC UBC LIVE CHART DATE - Please Keep SG&A Expense 2008 2009 2010E 2011E $0 $1,000 $2,000 $3,000 $5,000 $6,000 $4,000 ($ in Millions) ($ in Billions) Total Adjusted Net Revenue (1) $40.0 $50.0 $70.0 $90.0 $60.0 $80.0 $73.2 $62.2 >$81.0 Adjusted Net Revenue (1) (1) Represents total net revenue adjusted for the total cumulative generics offset (commencing in 2003)

(CHART) Efficiently Managing Inventory Levels 73 Medco PBM Inventory Currently at Lowest Level Since 1998 Medco Inventory at Peak Level in June 2008 June 2008 December 2008 December 2009 December 2010E

ROIC Growth Expected to Remain Strong 74 Acquired UBC ~40% Return on Invested Capital (ROIC) Excluding UBC Return on Invested Capital (ROIC) >30%

(CHART) Strong Cash Flow from Operations in 2011 Cash Flow from Operations ($ In Billions) 75 $2.4-$2.6 Significant inventory reduction and strong retail volume growth in 2009

(CHART) Strong Cash Flow from Operations in 2011 Cash Flow from Operations ($ In Billions) (1) Previous 53-week year was in 2005 76 ($0.5B) impact of 53rd week $1.9-$2.1 $2.4-$2.6 Significant inventory reduction and strong retail volume growth in 2009 2011 is a 53-week fiscal year(1)

Medco Benefits from Favorable Interest Rate Environment 77 ($ in Millions) Debt Instrument Maturity Date Interest Rate/ Coupon Rate December 2009 September 2010 $2B Bank Revolver ($1B O/S) Apr-2012 LIBOR+45bps = 0.80% $1,000 $1,000 $1B Term Loan Apr-2012 LIBOR+45bps = 0.80% $1,000 $1,000 Senior Notes: $300MM (5 year) Mar-2013 6.125% $299 $299 $500MM (10 year) Aug-2013 7.250% $498 $499 $500MM (5 year) Sep-2015 2.750% - $500 $1.2B (10 year) Mar-2018 7.125% $1,189 $1,190 $500MM (10 year) Sep-2020 4.125% - $499 Other $30 $37 Total Debt $4,016 $5,024

Capital Expenditures 78 (CHART) Capital Expenditures in $Millions 2011 Capital Expenditures Include Investments in: Compliance (Healthcare Reform) Agile Enterprise Clinical Advances United BioSource 2011E Total ROIC of >30% (~40% excluding UBC)

Share Repurchase History - Returning Value to Shareholders Note: 2003-2007 share repurchase amounts and average price per share amounts have been retrospectively adjusted for the 2-for-1 stock split effected in the form of a stock dividend and distributed on January 24, 2008 to shareholders of record on January 10, 2008. Shares Repurchased in Millions Since 2005 through September YTD 2010: Repurchased 240.4 Million Shares Total Cost of $10.1 Billion Average Price per Share of $42.01 1

Share Repurchases Will Continue Total Cost of Share Repurchases Share Repurchases to be Funded from Free Cash Flow 2

Medco Has a History of Balanced Capital Allocation 81 Internal Investments Share Repurchases Acquisitions to Drive EBIT Growth Strategy Enables Long-term Earnings Growth and Strong ROIC

(CHART) Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2011E 2004 2005 2006 2007 2008 2009 What to Expect from Medco 82 Note: Graph is for illustrative purposes only. Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Solid Growth in 2011E

(CHART) Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2011E 2004 2005 2006 2007 2008 2009 What to Expect from Medco 83 Note: Graph is for illustrative purposes only. Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Strong 2012E EPS Growth

(CHART) Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2011E 2004 2005 2006 2007 2008 2009 What to Expect from Medco 84 Note: Graph is for illustrative purposes only. Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Strong 2012E EPS Growth Generics

(CHART) Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2011E 2004 2005 2006 2007 2008 2009 What to Expect from Medco 85 Note: Graph is for illustrative purposes only. Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today.

What to Expect from Medco 86 Note: Graph is for illustrative purposes only. Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Continuing strong earnings growth Focusing on Return on Invested Capital (ROIC) Maintaining strong balance sheet Delivering significant value to clients 2003-2020E GAAP EPS CAGR 16%-20%

Making Medicine Smarter for Our Clients and Patients Kenneth O. Klepper 87 President and Chief Operating Officer

Delivering Real Solutions 88 e-Prescribing Agile Enterprise Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) Medco Health Store(r)/OTC UBC(r) (REMS/Safety/ CER)1 Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Therapeutic Resource Centers (TRCs) International 88 >$23.9B in New Sales Added 2008-2011

Strong Sales & Record Client Retention 89 Results as of 3Q 2010 earnings call Results as of 3Q 2010 earnings call Client Retention Rate >$23.9B in New Sales Added 2008-2011 Now Completed ~70% of 2011 Client Renewals

Record Client Satisfaction Results... 90 Voice of Customer Survey, 2010 Overall Satisfaction Level Overall Satisfaction Level

$ AgILITY What Delights our Customers? 91 CLINICAL EFFECTIVENESS Improving health and reducing cost INNOVATION Partnering to create innovative solutions Delivering solutions with speed and accuracy

Increasing Customization Demands Agility 92 * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures in Medco's previously filed financial statements. (CHART) Customizations in Millions 35.4 Million customizations (2011E) >6x increase vs. 2006 SG&A relatively flat Expect clients to demand more change faster Growth in Delivery of Custom Plan Changes, 2009-2011E

Why Clients Are Satisfied (CHART) 93 MHS Clients with >50% Mail Penetration Experienced Virtually No Drug Trend Increase (0.1% growth) in 2009 It's in the Savings - Smarter Medicine Drives Better Outcomes Note: Different PBMs use different specialty drug lists thus making any comparison of specialty trend between PBMs challenging. Drug Trend

What Clients Worry About 94 PBMs 11.6% 6.9% 7.5% 7.8% 6.8% Health Insurers 14.4% 11.4% 11.7% 11.4% 10.9% Medco 5.4% 2.8% 2.0% 3.3% 3.7% Drug Trend MHS Has Best Average Drug Trend Over 5-year Period

Generics Mitigate Trend What Clients Worry About 95 PBMs 2010 2012 2014 2016 2018 2020 11.6% 6.9% 7.5% 7.8% 6.8% Illustrative Drug Trend Generics Specialty MHS Has Best Average Drug Trend Over 5-year Period

Delivering Solutions 96 e-Prescribing Agile Enterprise Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) Medco Health Store(r)/OTC UBC(r) (REMS/Safety/ CER)1 Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Therapeutic Resource Centers (TRCs) International

Delivering Solutions 97 e-Prescribing Agile Enterprise Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) Medco Health Store(r)/OTC UBC(r) (REMS/Safety/ CER)1 Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Therapeutic Resource Centers (TRCs) International

98 TRCs on medco.com Therapeutic Resource Centers (TRCs) Consumer Self-Management Compliance Gaps-in-Care Medication Safety

TRCs on medco.com 99 Therapeutic Resource Centers (TRCs) Closing Gaps on medco.com 172K Gaps Closed Since May

Mobile Applications 100 Agile Enterprise Drive medication safety Save money for patients and clients Increase understanding of benefits

Mobile Applications 101 Agile Enterprise Android Blackberry iPhone iPad

Mobile Nursing Solutions 102 Accredo(r) (Specialty) For typical employer top 5% of members represent 50% of cost >45% of high cost members receive infusion ~1,000 Accredo nurses International service

103 Mobile Point of Care: Wiring Infusion Nursing Rapid submission of clinical information "Best Practice" environment Enabler for move to evidence-based practice for infusion nursing 1,200+ data points Consistent application of protocols Nursing notes and any patient documentation requiring patient/caregiver signature Protocol-driven based on disease process and therapy Patient consent agreement -> reimbursement Medication changes -> medication profile with task to pharmacist Faster, more consistent, and more accurate data leads to increased ability to close gaps in care. Visibility Content Management Process Management & Information Sharing

Medco Celesio BV Medco Medco is Exporting Solutions Internationally 104 International

Medco is Exporting Solutions Internationally


Schleswig-Holstein
Mecklenburg-Vorpommern
Hamburg
Bremen
Niedersachen
Berlin
Brandenburg
Sachsen-Anhalt
Sachsen
Nordrhein-Westfalen
Thueringen
Hessen
Rheinland-Pfalz
Saarland
Baden-Wuerttemburg
Bayern
International
Adherence
Good
Moderate
Poor
*Size of dots = # of lives
Illustrative Data

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 105

On-screen Animation 106

On-screen Animation 107

Enabling the Point of Care 108 "Extended Enterprise" Behavioral Health Physicians Pharmacies Hospitals Imaging Centers Laboratories Infusion Centers Employers Insurers Care Managers

Enabling the Point of Care 109 Behavioral Health Physicians Pharmacies Hospitals Imaging Centers Laboratories Infusion Centers Employers Insurers Care Managers Behavioral Health

Large Employer Case Study 110 Medco data, 2010 Total Population ~25% with mental health issues (CHART)

Large Employer Case Study 111 Medco data, 2010 Population with Chronic Disease ~35% with mental health issues (CHART)

Large Employer Case Study

Population with Chronic Disease and Mental Health Issues



- With Gap for Chronic Disease
- Without Gap for Chronic Disease

~40% with gaps in care[1]

Patients adherent to anti-depressant therapy 1.8 to 2.1 times more likely to be adherent with diabetes and cardiovascular medication[2]

(1) Medco data
(2) Source: Katon et al, Arch Intern Med 2005

©2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 112

Large Employer Case Study 113 Real-time Medications and Benefit Information Adherence Medical Diagnoses Prescriber Data Prompted Action Health Action Plan Enables Integration with Behavioral Health Vendors

Wiring Healthcare: Medco as a Convener 114 Percent of 2009 Census with Medco Pharmacy Benefits, by State Source: Medco & US Census Data Source: Medco & US Census Data Source: Medco & US Census Data Percent of Population

Use Data to Identify Physicians with Patients with Diabetes 115 North Carolina Source: Medco Data Each dot = doctor Size of dot = # of patients per doctor

And Focus on the 20% with 80% of Patients 116 North Carolina Source: Medco Data Each dot = doctor Size of dot = # of patients per doctor

What is Important to Clients? 117 Specialty Drug Costs Healthcare Reform Engaging Members Here is What They Said This Fall: Personalized Medicine Wiring Healthcare

Retiree Solutions Mary T. Daschner, RPh 118 Group President, Government PBM

e-Prescribing Agile Enterprise Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) Medco Health Store(r) /OTC UBC(r) (REMS/Safety/ CER) Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Therapeutic Resource Centers (TRCs) International Retiree Solutions: The Strategy 119

Operational Excellence in a Complex Environment Retiree Solutions: The Strategy 120 Serve Growing Health Plan Base Grow PDP Profitably Create New Employer Solutions Grow as America Ages and New Members Gain Coverage

Retiree Solutions: The Evolution of Complexity 121 * CMS = Centers for Medicare & Medicaid Services (CHART) Medicare Part D Launched 1Q 2006 Annual Number of New CMS* Directives Healthcare Reform Legislation Passed 1Q 2010 Cumulative Total of 1,542 CMS* Directives since 2006

Medco Manages Compliance Complexity with Agility and Accuracy 122 Medco Differentiators Drive Operational Excellence Single IT Platform Change Management Controls World-Class Software Development Capability End-to-End Management Accountability Fully Engaged Compliance Program Management

Retiree Solutions: The Result of Operational Excellence 123 Delivering Best in Class, High Value Solutions Drug Plan Customer Service Drug Plan Member Complaints & Medicare Audit Findings Member Experience with Drug Plan Drug Pricing and Patient Safety Overall Summary Rating Medco National Medco New York 4.5 Stars Average for All PDP Plans Evaluated 3.5 Stars 5 Stars

Medco Receives the Highest Possible CMS Star Rating 124 5 Stars Demonstrates Our Commitment to Operational Excellence and the Individual Beneficiary Medco PDP is the First and Only National PDP to Earn 5 Stars

The PDP chassis represents a powerful framework for growth... particularly serving the Health Plan market. Operational Excellence Drives Opportunities for Portfolio Growth and Diversification 125 2007 2010E Retiree Drug Subsidy (RDS) Federal Clients Part D - PBM Inside - Administrative Services Only "ASO" Medco PDP - "At Risk" Other Retiree Distribution by Medicare Solution (Lives %)

Retiree Solutions: The PDP Chassis - Medco's Retiree Growth Engine 126 The PDP Chassis Medco PDP Employer Group Waiver Plan (EGWP) Part D PBM Inside "ASO" Commercial Retiree Coverage Retiree Drug Subsidy continues to provide employer value, however will lose tax-free status in 2013 A group sponsored Drug Plan (EGWP) provides an alternative with even greater value to plan sponsors Medco's PDP Chassis built on operational excellence will enable Medco's continued success serving retirees Baby Boomers Single IT Platform Change Management Controls World-Class Software Development Capability End-to-End Retiree Solutions Management Accountability Fully Engaged Compliance Program Management

Retiree Solutions PDP Generates Direct Value to Medco 127 (CHART) Medicare PDP Net Revenues ($ in Millions) Generic Dispensing Rate 63.6% 69.3% 71.2% 73.4% 74.5% 2007-2011E CAGR >31.6% Underwriting discipline Revenue projected to be slightly higher in 2011, despite loss of duals in 5 regions Generic utilization increase continues >$1,450

Medco PDP Strategy - Retain Dual Eligibles Where Profitable 128 (CHART) Mail-Order Penetration Duals 5.9% 6.2% 7.4% 5.2% 4.7% Mail-Order Penetration Non-Duals 48.4% 55.4% 50.4% 53.1% 52.8% Full-Benefit Dual Eligible Lives (in Thousands) Loss of duals in 5 regions in 2011 will not impact profits Mail usage in both dual eligible and non-dual eligible populations represents opportunity Medco's 2010 Choice Plan ($0 generics at mail) delivered a 10% increase in mail-order penetration

Group PDP (EGWP) Retiree Solutions: Creating Client Value Under Healthcare Reform through EGWP 129 Based on case study: 17,000 lives, $65M annual drug spend Current Plan Design Under Retiree Drug Subsidy Annualized Plan Savings = $10.7M (16.5%) EGWP Commercial Wrap Annualized Plan Savings = $0.2M (0%) Current Plan Design with Coverage Gap Discount Program 2011 View - Group Prescription Drug Plan Options Drive Client Savings and Simplify the Beneficiary Experience through Medco's PDP Today (CHART) (CHART) (CHART) Plan Sponsor Member Coverage Gap Discount Program Government

Retiree Solutions: Strategy in Motion 130 Operational Excellence and Compliance Innovation - Building on the Chassis Scale Aging of America Agility

Retiree Solutions: Strategy in Motion 131 Operational Excellence and Compliance Innovation - Building on the Chassis Scale Aging of America Agility

Retiree Solutions: Strategy in Motion 132 Retiree Solutions: A Medco Advantage

Research Drives Safety, Savings and Earnings Robert S. Epstein, M.D., M.S. 133 President, Advanced Clinical Science and Research

Smarter Medicine: A Component of the Medco Growth Strategy 134 1. UBC - United BioSource Corp. REMS - Risk Evaluation and Mitigation Strategies CER - Comparative Effectiveness Research e-Prescribing Agile Enterprise Mail-Order Generics Accredo(r) (Specialty) Net-New Business Medicare Liberty(r) (Diabetes) Medco Research Institute(tm) International Medco Health Store(r)/OTC UBC(r) (REMS/Safety/ CER)1 Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Therapeutic Resource Centers (TRCs)

Smarter Medicine: A Component of the Medco Growth Strategy 135 1. UBC - United BioSource Corp. REMS - Risk Evaluation and Mitigation Strategies CER - Comparative Effectiveness Research Medco Research Institute(tm) UBC(r) (REMS/Safety/ CER)1 Pharmaco- genomics DNA Direct(r) (Personalized Medicine)

Medco Research: The Smarter Medicine Imperative 136 Drive Value for Patients, Physicians, Clients and Shareholders Personalize Pharmacy Care to the Patient Manage and Monitor Drug Safety Advancing Science to... Drive the Best Overall Economics Enhance Health and Improve Outcomes

Tailoring Care: The Power of DNA 137 Genetic Profiles Help Guide: Safe dosage of drugs (e.g. warfarin) Selection of most effective drugs (e.g. Selzentry(r)) Knowledge of dangerous interactions (e.g. codeine and ultra-fast 2d6 metabolizers) Turning Science Into Practice To avoid catastrophic healthcare costs and premature death

Tailoring Care: How Medco Does it Today 138 Foster adoption of drug-specific tests where appropriate Support clinical decisions for over 2,000 genetic tests Turn science into policies and protocols Advancing Science into Mainstream Practice ~300 Medco clients and 12 million lives are enrolled in one or more of these clinical service offerings 2 million additional lives to be enrolled in January 2011

Fostering Adoption of Drug-Specific Tests Where Appropriate 139 How Medco Does it Today Automated Identification Facilitate Lab Test & Interpretation Send Test Kit Contact MD Contact Patient All powered by Medco Therapeutic Resource Centers(r) and Medco Real-Time Data

Supporting Clinical Decisions for Over 2,000 Genetic Tests 140 DNA Direct by Medco Member Decision Support Program Access to Online Decision Support Access to Phone-Based Certified Genetic Counselors

Supporting Clinical Decisions for Over 2,000 Genetic Tests 141 DNA Direct by Medco Provider Decision Support Program

Fueling the Science is Our Own Work... 2010 Personalized Medicine Studies (selected) 2010 Personalized Medicine Studies (selected) 2010 Personalized Medicine Studies (selected) 142

Medco Research Institute: Solid Research & Development Pipeline of Prospective Studies 143 Note: Studies are all prospective and information about these studies can be found in the appendix. Year 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012 Quarter 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 DOSAPI AKROBATS COSS GIOP NIMBLE RECEIPT BATTER-UP GeCCO Wellderly CEASE II REST Solid R&D Pipeline That Will Deliver Novel Results Every Quarter Starting Mid-2011

Medco Research Institute: Solid Research & Development Pipeline of Prospective Studies 144 Note: Studies are all prospective and information about these studies can be found in the appendix. Year 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012 Quarter 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 DOSAPI AKROBATS COSS GIOP NIMBLE RECEIPT BATTER-UP GeCCO Wellderly CEASE II REST Solid R&D Pipeline That Will Deliver Novel Results Every Quarter Starting Mid-2011 BATTER UP: Biomarkers of Anti-TNF^ Therapy Efficacy in Rheumatoid Arthritis to Define Unresponsive Patients REST: Relative Effectiveness of Schizophrenia Therapy "Wellderly" Study

Wellderly Study 145 2000 patient study collaboration with Scripps Genomics Medicine to focus on America's "healthy elderly" 80 and older No history of chronic disease Study seeks to discover what keeps people healthy and protects them from disease Translate key findings into improvements in patient care Medco patients are rapidly enrolling in the study

REST Study: Medco Addresses Neuropsychiatry Category

SureGene and the Medco Research Institute™ Enter a Collaboration to Evaluate the Ability of Genetic Biomarkers to Enhance Drug Selection for Serious Mental Health Illnesses.

LOUISVILLE, Ky. and FRANKLIN LAKES, N.J., Aug. 24 /PRNewswire/ -- SureGene, LLC and the Medco Research Institute™, LLC, a wholly-owned subsidiary of Medco Health Solutions, Inc. (NYSE: MHS), today announced that they have entered into a novel investigative research collaboration to evaluate whether variation in genetic biomarkers previously identified by SureGene can help predict drug response for widely prescribed antipsychotic drugs in patients with serious mental illness. The results of this research could help provide evidence supporting the development of genetic tests that would assist doctors to make more precise prescribing decisions, leading to improvements in outcomes, compliance and safety for these mental health patients.

- Anti-psychotic drugs are a major category: >$13 B in U.S. drug spend
- Unclear which drug is for which patient
- >50% drop-off in first 6 months of therapy = unsatisfied members
- Recent research suggests SULT4A1-1 gene is important

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 146

REST Study: "Prior Research" Olanzapine SULT4A1-1+ vs. SULT4A1-1- p=0.018 Olanzapine SULT4A1-1+ vs. all other combinations p=0.003 Source: SureGene SULT4A1-1 Test SULT4A1-1 Positive SULT4A1-1 Positive SULT4A1-1 Positive SULT4A1-1 Negative SULT4A1-1 Negative SULT4A1-1 Negative CATIE data set N >=20% Responders N >=20% Responders Olanzapine 13 8 61.5% 42 10 23.8% Risperidone 17 3 17.6% 60 17 28.3% Quetiapine 19 7 36.8% 63 14 22.2% Perphenazine 14 5 35.7% 59 13 22.0% Ziprasidone 10 3 30.0% 35 4 11.4% Combined (P, Q, R, Z) 60 18 30.0% 214 48 22.1% 147 Patients who test positive for SULT4A1 are significantly more likely to respond to olanzapine compared to other drugs within the same class

BATTER-UP: Rheumatoid Arthritis 148 Sponsored by the BATTER-UP Consortium - a Unique Collaboration Among 10 Institutions from Different Sectors of Healthcare

Latest on BATTER UP Study 149 According to Cynthia Ewel, clinical research director of personalized medicine R&D at Medco, BATTER-UP's goal of guiding the best treatment for RA patients fits in well with the PBM's Personalized Medicine research program, which is interested in applying genomic strategies to improve treatment response, avoid unnecessary treatments, and incur savings to its customers. "This is beneficial to Medco's clients since they will not be paying for an expensive and ultimately ineffective therapy," Ewel told PGx Reporter. "Just as important, the patient is now moved quickly to an effective RA therapy, potentially saving them months of pain and morbidities associated with moderate to severe rheumatoid arthritis."

Biomarkers Identifying TNF Responders Important in Rheumatoid Arthritis Up to 50% of patients do not respond to TNF-blockers(1) Identifying responders would Avoid months of useless therapy Saved the cost of ineffective therapy Common drug class, growing and expensive - big opportunity for savings (>$17B(2)) Enbrel(r): $6.25B Humira(r): $5.49B Remicade(r): $5.42B Simponi(r): $0.14B Cimzia(r): $0.10B 150 TNF-blockers inhibit action of Tumor Necrosis Factor, an inflammatory cytokine found in patients with autoimmune diseases like RA. Source: MedTrack - Sales screener; 2009 worldwide sales

The Power of United BioSource Corp. (UBC) 151 What are UBC's Capabilities Post Approval Research Comparative Effectiveness Research (CER) Health Economics Studies Risk Evaluation and Mitigation Strategies (REMS)

Source: IOM Meeting, 8 October 2007. Evidence Development 152 Recorded Clinical Outcomes Safety & Efficacy Safety & Effectiveness Post Approval Time Period Market Entry Models and Non-experimental Studies Experimental Studies UBC Generates Evidence While Medco Translates and Delivers

Source: IOM Meeting, 8 October 2007. Evidence Development 153 Recorded Clinical Outcomes Safety & Efficacy Safety & Effectiveness Post Approval Time Period Market Entry Models and Non-experimental Studies Experimental Studies UBC Generates Evidence While Medco Translates and Delivers

UBC – Growing in a Growth Industry

Post-Approval Research Industry

UBC
United BioSource Corporation

- World-Wide Market: ~$16 Billion(1)
- ~15% Industry Growth Rate(1)
- ~20% UBC Historical Growth Rate(1)
- ~40% Industry Average Gross Margin(1)

- 2010E Revenues of ~$280 million (30% international)
- >1,500 Employees 30% with advanced degrees – PhD, MD, Masters
- >250 active clients – every major manufacturer of biopharmaceuticals
- >3,000 peer-reviewed publications
- Leading full-service capability in comparative value and effectiveness

(1) UBC/Medco analysis

©2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 154

What is a Risk Evaluation and Mitigation Strategies (REMS) Study? 155 Drug Labeling Medication Guides Communication Plans Elements to Assure Safe Use Risk Increases Rigor, Complexity and Contract Duration Industry's Largest REMS Practice in U.S. Outside the U.S., UBC is Winning Analogous Safety Programs

The Number of Post-Approval Research Studies is Growing 156 156 Risk Evaluation and Mitigation Strategies (REMS): 50% of new drugs approved by the FDA require a REMS Exclusive contracts REMS studies may involve: Large-scale safety surveillance programs lasting 10-15 years (e.g. injectable products) Most specialty drugs require REMS Post-Approval Research 25 75

UBC is Highly Regarded in the Marketplace Source: Third-party survey 157 Importance of Criteria When Selecting a Vendor Average, 1 = not at all important, 5 = critically important Client Expectation 4.33 4.20 3.93 3.77 3.70 3.47 3.23 3.10 2.93 Quality Ability to Execute Analytical/Technical Relationship Content/Therapeutic Area Expertise Price Reputation Geographical Reach Breadth of Service Client Expectation UBC Top Competitors Quality 4.33 4.07 3.10 Ability to Execute 4.20 3.83 3.43 Analytical/Technical 3.93 4.10 3.37 Relationship 3.77 4.07 3.37 Content/TA Expertise 3.70 3.77 3.40 Price 3.47 3.47 3.00 Reputation 3.23 3.57 3.40 Geographical Reach 3.10 3.57 3.03 Breadth of Service 2.93 3.70 3.07

UBC is Highly Regarded in the Marketplace Source: Third-party survey 158 Quality Ability to Execute Analytical/Technical Relationship Content/Therapeutic Area Expertise Price Reputation Geographical Reach Breadth of Service Client Expectation UBC Top Competitors Quality 4.33 4.07 3.10 Ability to Execute 4.20 3.83 3.43 Analytical/Technical 3.93 4.10 3.37 Relationship 3.77 4.07 3.37 Content/TA Expertise 3.70 3.77 3.40 Price 3.47 3.47 3.00 Reputation 3.23 3.57 3.40 Geographical Reach 3.10 3.57 3.03 Breadth of Service 2.93 3.70 3.07 How satisfied are you with the following vendors? 5 = very satisfied, 1 = not at all satisfied UBC Top Competitors 4.07 3.10 3.83 3.43 4.10 3.37 4.07 3.37 3.77 3.40 3.47 3.00 3.57 3.40 3.57 3.03 3.70 3.07

UBC Value to the Medco Continuum 159 Medco Consortium Formed 89 Clients Signed Up for Service since Close of UBC Acquisition on September 16, 2010, Representing 33 Million Lives Payors' and Pharma's Interests are Aligned on Safety and Economic Evaluation Issues PBM Clients UBC Capabilities

The Need for Economic Evaluation of Drugs is Global 160 Germany France Australia Agencies that Accept Health Economics/Outcomes Research Studies Drug 'X' costs £20,000/quality -adjusted life years saved Pharmaceutical Benefits Schedule Belgium Spain Spain Netherlands Denmark United Kingdom Sweden Spain Finland Scotland

Future Growth Opportunities for UBC 161 Specialty Drugs and Biosimilars Large Market Large number of customers and molecules to target Legislation Coming Activity will accelerate once there is a platform Development Required Phase III and IV development and commercialization Require REMS UBC platform; highly visible and differentiated Handling & Supply Chain Accredo/Medco platform; specialized and high volume Expensive Reimbursement competencies across UBC, Accredo, Medco Chronic Therapies Platform offering for UBC

Future Growth Opportunities for UBC 162 The Patient Protection and Affordable Care Act (PPACA) provided government funding ($500 million) for CER Biopharma and PBM clients can benefit from this research Importing our CER capabilities to the U.S. in 2011 Comparative Effectiveness Research (CER) Studies Compares new drug with existing drugs, not placebo Conducts a study in 'real world' setting - not a clinical trial environment Includes a wide range of patients with co-morbidities Reports on hard outcomes (e.g. heart attacks, death) rather than surrogates (e.g. changes in blood pressure) Opportunities

Medco - Supporting the Evidence Continuum 163 Risk/Benefit Support: Real World Trials/ Registries Personalized Medicine Trials Trial recruitment support Drug Safety/REMS Genomic discovery & amplification Evaluation of new medical technologies Evidence Generation Evidence Translation Effectiveness Research Support: Observational Cohort Studies Outcome Studies Economic Studies PRO Studies DBASE Studies Data Mining Disease & Rx Modeling Evidence Application Process & Point of Care Support: Population Health Programs Patient Adherence Research Quality of Care Programs & Studies Point of Care Decision Support Tool Development Consumer/ Personalized Self Care Research & Initiatives "Making Medicine Smarter Across the Evidence Continuum"

Why UBC? 164 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Robust Biotech Pipeline Opportunity for Biosimilars Growing Specialty Business Global Reach The Need for Safety Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC UBC color & logo

Why UBC? 165 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC UBC color & logo Strong Earnings Growth Potential Combination of Medco, Accredo and UBC is an Innovative, Disruptive Play

Q&A 166

Appendix 167

MRI Clinical Trials Acronyms Cheat Sheet

GeCCO	Genotype-Guided Comparison of Clopidogrel and Prasugrel Outcomes Study
BATTER-UP	Biomarkers of Anti-TNFα Therapy Efficacy in Rheumatoid Arthritis to Define Unresponsive Patients
REST	Relative Effectiveness of Schizophrenia Therapy
AKROBATS	Additional KIF6 Risk Offers Better Adherence To Statins
DOSAPI	DOuble or Switch to Antagonize PPI Interaction
CEASE II	Comparative Effectiveness of Genotyped Anti-Smoking ThErapies
	Medco Diabetes Adherence Study (no acronym)
COSS	Coventry Outreach Services for Seniors
GIOP	Glucocorticoid-Induced Osteoporosis Prevention Initiative
GENIUS	The Genotyping Effect on Naive, elderly, warfarin Initiators treated with Usual care Quality ASsurance Assessment
NIMBLE	Novel Intervention In Methotrexate Boosts Levels of Effectiveness
RECEIPT	Research to Evaluate the Cost Effectiveness of Interventions with Prescriptions of Thiopurines

©2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER™ 168

2010 EPS Guidance 169 Improved 2010 Guidance(1) Previous 2010 Guidance 2009 Actual % Growth over 2009 GAAP diluted EPS $3.14-$3.16 $3.10-$3.15 $2.61 20%-21% Diluted EPS, excluding the amortization of intangibles related to 2003 spin-off (2) $3.38-$3.40 $3.34-$3.39 $2.83 19%-20% As of third-quarter 2010 earnings call. See reconciliation table in appendix and in company filings.

Review of 2010 Guidance Assumptions 170 Cash flow from operations of ~$2.4 billion now to be expected for full-year 2010 Capital expenditures are now expected to be ~$250 million for 2010 Mail-order volume in 2010 is now expected to be at the high end of the previous guidance range, at ~109 million prescriptions Adjusted mail-order penetration rate for 2010 is expected to be consistent with or slightly below the 2009 level of 34.2% Incremental EPS contribution from new generics in 2010 is still expected to be ~$0.25 $0.03 in 1Q10, $0.06 in 2Q10, $0.08 in 3Q10, and $0.08 in 4Q10 Gross margin percentage for 2010 is now expected to be ~6.6%, reflecting the higher retail volumes, and lower than expected contribution from Accredo

Review of 2010 Guidance Assumptions (cont'd) 171 Intangible amortization for 2010, including UBC, is now expected to be ~$290 million Net interest and other income and expense for 2010, including the interest on the new senior notes issued in September, is now expected to be in the range of $160 million to $165 million Effective tax rate for full-year 2010 is still expected to be ~39.0% Weighted average diluted share count for 2010 is now expected to be ~450 million shares Accredo revenue is still expected to exceed $11 billion, with Accredo gross margin percentage expected to be ~6.8%, and Accredo operating income now expected in the range of $430 million to $440 million

Review of 2010 Guidance Assumptions (cont'd) 172 2010 scheduled and early elective renewals of ~$15 billion in drug spend are virtually all completed, with the vast majority of the 2010 renewal pricing in effect as of the third quarter Higher utilization of generics in 2010 is now expected to reduce revenues in 2010 by well over $3 billion Acquisition of UBC is expected to be ~$0.02 dilutive to 2010 GAAP EPS, including the nonrecurring transaction costs Acquisition of DNA Direct is still expected to be ~$0.01 dilutive to 2010 GAAP EPS Return on invested capital (ROIC) in 2010, excluding the UBC acquisition, is still expected to approach 35%

Revised/Additional 2010 Guidance Points

- SG&A expense for 2010, with United BioSource (UBC) included, is now expected to be in the range of $1.53 billion and $1.57 billion
- EBITDA per adjusted prescription for 2010 is now expected to improve over 2009 to a range of $3.08 and $3.12
- Total net revenue for 2010 is expected to be over $65 billion
  - Service revenue for 2010 is expected to be ~$1 billion
- Total gross margin for 2010 is expected to be ~$4.3 billion
- Generic mail-order volume for 2010 is expected to be ~67 million prescriptions
  - Mail-order generic dispensing rate for 2011 is expected to be ~61%
- Brand mail-order volume for 2010 is expected to be ~42 million prescriptions
- Retail volume for 2010 is expected to be ~625 million prescriptions
- Inventory at year-end 2010 is expected to be ~$975 million
- Accredo revenue for 2010 is expected to be ~17% of total Medco net revenue
- Share repurchases in fourth-quarter 2010 expected to total ~$1.0 billion

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 173

2011 EPS Guidance 174 2011 Guidance(1) 2010 Guidance(1) % Growth GAAP diluted EPS $3.53-$3.66 $3.14-$3.16 12%-17% Diluted EPS, excluding the amortization of intangibles related to 2003 spin-off (2) $3.80-$3.93 $3.38-$3.40 12%-16% Diluted EPS, excluding all amortization of intangibles (3) $3.99-$4.12 $3.53-$3.55 12%-17% As of third-quarter 2010 earnings call. See reconciliation table in appendix and in company filings. Beginning in 2011, Medco will no longer define the non-GAAP diluted EPS measure to exclude only the spin-off intangible amortization. For ease of understanding and comparability with our industry peer group, Medco will report diluted EPS excluding all intangible amortization expense in addition to GAAP diluted EPS. See reconciliation table in appendix and in company filings.

Review of 2011 Guidance Assumptions

- 2011 scheduled and early elective renewals are expected to total ~$18 billion, representing less than one-third of our business
  - ~75% of the renewal pricing likely in effect in 1Q11 and the majority of the remainder in 3Q11
- Solid expected growth in the base mail-order business for 2011 leads to an expected 2011 mail-order volume in the range of 110 million to 112 million
  - Adjustments to the 2011E mail-order volume are as follows:
    - Transfer of ~2 million mail-order prescriptions associated with the integration of the Europa Apotheek volume with the Medco Celesio Joint Venture at the end of 2010
    - Deduction of ~1 million generic mail-order prescriptions due to the assumed conversion of fexofenadine (generic form of Allegra) from prescription to OTC status some time early in 2011
  - With a 3 million prescription volume reduction, final 2011 mail-order prescription volume is expected to be in the range of 107 million to 109 million prescriptions
- Level of overall utilization (prescriptions-per-patient) – particularly at mail order – is expected to remain consistent in 2011 to that experienced in 2009 and 2010
  - Continued increases in generic utilization, including the older generics, and declines in brand utilization

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 175

Review of 2011 Guidance Assumptions (cont'd) 176 Impact of new generic introductions on 2011 EPS is expected to be ~$0.09 Zero impact in 1Q11, $0.01 in 2Q11, $0.02 in 3Q11, and $0.06 in 4Q11 2011 is the lightest year for incremental new generic contribution in this decade through 2020 SG&A expenses for 2011 are expected to be in the range of $1.7 billion to $1.8 billion, with virtually all of the growth stemming from UBC Intangible amortization expense for 2011 is expected to be in the range of $300 million to $320 million Net interest and other income and expense for 2011 expected in the range of $225 million to $240 million Effective tax rate for full-year 2011 is expected to be in the range of 38.5% to 39.5% Weighted average diluted share count for full-year 2011 is expected to be in the range of 395 million to 410 million shares

Review of 2011 Guidance Assumptions (cont'd) 177 Accredo revenue is expected to be ~$13 billion, with Accredo gross margin percentage expected to be in the mid-6% range, and Accredo operating income expected to approach $500 million Overall gross margin percentage and EBITDA per adjusted prescription for 2011 expected to be at least in-line with 2010, with a probability of being higher Cash flow from operations for 2011 is expected to be in the range of $1.9 billion to $2.1 billion, impacted by the 53-week year in 2011 as the year ends at a different point in Medco's two-week payment and receipt cycles Adjusted to reflect a normal 52-week year, cash flow from operations for 2011 is expected to be in the range of $2.4 billion to $2.6 billion Capital expenditures for 2011 are expected to be ~$325 million, reflecting internal investments in building an even more agile and clinically-focused enterprise, investments to ensure compliance with evolving and complicated CMS regulations related to healthcare reform implementation, and investments in the UBC business ROIC for 2011 is expected to be in excess of 30%, including the UBC investment UBC is expected to be accretive to earnings in 2011

Revised/Additional 2011 Guidance Points 178 ~70% of 2011 scheduled and early elective renewals completed, up from the >60% completion rate reported on third-quarter 2010 earnings call Service revenue for 2011 is expected to be ~$1.3 billion Generic mail-order dispensing rate for 2011 is expected to be ~63% Adjusted mail-order penetration rate for 2011 is expected to be consistent with 2010 Share repurchases in full-year 2011 are expected to total ~$2 billion

EBITDA Reconciliation

Medco Health Solutions, Inc.
Consolidated EBITDA (In millions, except for EBITDA per adjusted prescription data)
(Unaudited)

	Full Years Ended						
	December 26, 2009	December 27, 2008 (1)	December 29, 2007 (2)	December 30, 2006	December 31, 2005* (3)	December 25, 2004	December 27, 2003
Net Income	$1,280.3	$1,102.9	$912.0	$630.2	$602.0	$481.6	$425.8
Add:							
Interest Expense	172.5	233.7	134.2	95.8	73.9	69.1	29.3
Interest (income) and other (income) expense, net	(9.9)	(6.2)(4)	(34.4)	(29.9)	(34.0)	(9.2)	(5.6)(5)
Provision for income taxes	823.0(6)	687.9(6)	591.3	381.6(6)	350.9(6)	324.7	302.9
Depreciation expense	179.0	157.7	168.9	173.6	165.0	197.6(7)	189.0(7)
Amortization expense	305.6	285.1	228.1	218.5	192.5	179.9	94.3
EBITDA	$2,750.5	$2,461.1	$2,000.1	$1,469.8	$1,350.3	$1,243.7	$1,035.7
Adjustment for the 2006 legal settlements charge	-	-	-	$162.6(8)	-	-	-
EBITDA, excluding the 2006 legal settlements charge	$2,750.5	$2,461.1	$2,000.1	$1,632.4	$1,350.3	$1,243.7	$1,035.7
Adjusted prescriptions (9)	898.8	795.9	748.3	729.9	714.1	678.3	688.2
EBITDA per adjusted prescription	$3.06	$3.09	$2.67	$2.01	$1.89	$1.83	$1.50
EBITDA per adjusted prescription, excluding the 2006 legal settlements charge	$3.06	$3.09	$2.67	$2.24	$1.89	$1.83	$1.50

* Fiscal 2005 represents a 53-week fiscal year. All other fiscal years presented are comprised of 52 weeks.
1. Includes majority-owned Europa Apotheek Venlo's operating results commencing on the April 28, 2008 acquisition date, and for the subsequent periods.
2. Includes PolyMedica's and CCS's operating results commencing October 31, 2007 and November 14, 2007, the dates of acquisition, respectively, and for the subsequent periods.
3. Includes Accredo's operating results commencing August 18, 2005, the date of acquisition, and for the subsequent periods.
4. Includes a $9.8 million charge for the ineffective portion of the forward-starting interest rate swap agreements associated with the March 2008 issuance of senior notes.
5. Excludes a one-time gain of $11 million from the sale in the first quarter of 2003 of a minority equity investment in a nonpublic company.
6. 2009, 2008, 2006, and 2005 include income tax benefits of $22 million, $28 million, $20 million, and $25.7 million, respectively.
7. Includes accelerated depreciation of $24.5 million for 2004 and $13.3 million for 2003 associated with facility closures that took place in 2004.
8. Represents a pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This charge reflects an agreement with the U.S. Attorney's Office for the Eastern District of Pennsylvania to settle the three previously disclosed federal legal matters.
9. Adjsuted prescription volume equals substantially all mail-order prescriptions multiplied by three, plus retail prescriptions. These mail-order prescriptions are multiplied by three to adjust for the fact that they include approximately three times the amount of product days supplied compared with retail prescriptions.

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medco MAKING MEDICINE SMARTER™ 179

Earnings Per Share Reconciliation 180 Medco Health Solutions, Inc. Earnings Per Share Reconciliation (2003)* (Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008. This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the remaining intangible amortization. 2003 2003 2003 2003 2003 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.19 $0.19 $0.19 $0.22 $0.79 Adjustment for the amortization of spin-off intangible assets (1) 0.02 0.03 0.02 0.02 0.10 Diluted earnings per share, excluding spin-off intangible amortization $0.21 $0.22 $0.21 $0.24 $0.89 Adjustment for the remaining amortization of intangible assets (2) - - - - - Diluted earnings per share, excluding all intangible amortization $0.21 $0.22 $0.21 $0.24 $0.89

Earnings Per Share Reconciliation 181 Medco Health Solutions, Inc. Earnings Per Share Reconciliation (2004)* (Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008. This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the remaining intangible amortization. 2004 2004 2004 2004 2004 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.19 $0.23 $0.22 $0.24 $0.88 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.04 0.05 0.19 Diluted earnings per share, excluding spin-off intangible amortization $0.24 $0.28 $0.26 $0.29 $1.07 Adjustment for the remaining amortization of intangible assets (2) - - - - - Diluted earnings per share, excluding all intangible amortization $0.24 $0.28 $0.26 $0.29 $1.07

Earnings Per Share Reconciliation 182 Medco Health Solutions, Inc. Earnings Per Share Reconciliation (2005)* (Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008. This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the remaining intangible amortization. 2005 2005 2005 2005 2005 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.23 $0.24 $0.26 $0.28 $1.03 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.05 0.05 0.18 Diluted earnings per share, excluding spin-off intangible amortization $0.28 $0.29 $0.31 $0.33 $1.21 Adjustment for the remaining amortization of intangible assets (2) - - - 0.01 0.01 Diluted earnings per share, excluding all intangible amortization $0.28 $0.29 $0.31 $0.34 $1.22

Earnings Per Share Reconciliation

Medco Health Solutions, Inc.
Earnings Per Share Reconciliation (2006)*
(Unaudited)

	2006				
	Q1	Q2	Q3	Q4	Full Year
GAAP diluted earnings per share	$0.06	$0.28	$0.31	$0.39	$1.04
Adjustment for the 2006 legal settlements charge (1)	0.17	-	-	-	0.17
Diluted earnings per share, excluding the charge	$0.23	$0.28	$0.31	$0.39	$1.21
Adjustment for the amortization of spin-off intangible assets (2)	0.05	0.05	0.05	0.04	0.18
Diluted earnings per share, excluding spin-off intangible amortization	$0.28	$0.33	$0.36	$0.43	$1.39
Adjustment for the remaining amortization of intangible assets (3)	0.01	0.01	0.01	0.01	0.04
Diluted earnings per share, excluding all intangible amortization	$0.29	$0.34	$0.37	$0.44	$1.43

* Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008.

1. This adjustment represents the per share effect of the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006.
2. This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company.
3. This adjustment represents the per share effect of the remaining intangible amortization.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 183

Earnings Per Share Reconciliation 184 Medco Health Solutions, Inc. Earnings Per Share Reconciliation (2007)* (Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008. This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the remaining intangible amortization. 2007 2007 2007 2007 2007 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.47 $0.38 $0.39 $0.38 $1.63 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.05 0.05 0.19 Diluted earnings per share, excluding spin-off intangible amortization $0.52 $0.43 $0.44 $0.43 $1.82 Adjustment for the remaining amortization of intangible assets (2) 0.01 0.01 0.01 0.02 0.05 Diluted earnings per share, excluding all intangible amortization $0.53 $0.44 $0.45 $0.45 $1.87

Earnings Per Share Reconciliation 185 Medco Health Solutions, Inc. Earnings Per Share Reconciliation (2008)* (Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008. This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the remaining intangible amortization. 2008 2008 2008 2008 2008 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.50 $0.51 $0.58 $0.54 $2.13 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.05 0.05 0.20 Diluted earnings per share, excluding spin-off intangible amortization $0.55 $0.56 $0.63 $0.59 $2.33 Adjustment for the remaining amortization of intangible assets (2) 0.03 0.03 0.03 0.04 0.13 Diluted earnings per share, excluding all intangible amortization $0.58 $0.59 $0.66 $0.63 $2.46

Earnings Per Share Reconciliation 186 Medco Health Solutions, Inc. Earnings Per Share Reconciliation (2009) (Unaudited) This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the remaining intangible amortization. 2009 2009 2009 2009 2009 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.58 $0.64 $0.69 $0.70 $2.61 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.06 0.06 0.22 Diluted earnings per share, excluding spin-off intangible amortization $0.63 $0.69 $0.75 $0.76 $2.83 Adjustment for the remaining amortization of intangible assets (2) 0.04 0.04 0.04 0.03 0.15 Diluted earnings per share, excluding all intangible amortization $0.67 $0.73 $0.79 $0.79 $2.98

Earnings Per Share Reconciliation 187 Medco Health Solutions, Inc. Earnings Per Share Reconciliation (2010) (Unaudited) This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the remaining intangible amortization. 2010 2010 2010 2010 2010 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.67 $0.77 $0.85 Adjustment for the amortization of spin-off intangible assets (1) 0.06 0.06 0.06 Diluted earnings per share, excluding spin-off intangible amortization $0.73 $0.83 $0.91 Adjustment for the remaining amortization of intangible assets (2) 0.03 0.04 0.04 Diluted earnings per share, excluding all intangible amortization $0.76 $0.87 $0.95

Earnings Per Share Guidance Reconciliation

Medco Health Solutions, Inc.
Guidance Information
(Unaudited)

	Full Year Ended	Estimated Full Year Ended		Estimated Full Year Ended	
	December 26, 2009	December 25, 2010		December 31, 2011	
	Actual	Low End	High End	Low End	High End
GAAP diluted earnings per share	$2.61	$3.14	$3.16	$3.53	$3.66
Adjustment for the amortization of spin-off intangible assets (1)	0.22	0.24	0.24	0.27	0.27
Diluted earnings per share, excluding spin-off intangible amortization	$2.83	$3.38	$3.40	$3.80	$3.93
Adjustment for the remaining amortization of intangible assets (2)	0.15	0.15	0.15	0.19	0.19
Diluted earnings per share, excluding all intangible amortization	$2.98	$3.53	$3.55	$3.99	$4.12
Diluted earnings per share growth over prior year		20%	21%	12%	17%
Diluted earnings per share growth over prior year, excluding spin-off intangible amortization		19%	20%	12%	16%
Diluted earnings per share growth over prior year, excluding all intangible amortization		18%	19%	12%	17%

1. This adjustment represents the per share effect of the intagible amortization from the 2003 spin-off, when Medco became a publicly traded company.
2. This adjustment represents the per share effect of the remaining intangible amortization.

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